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                                                                    Exhibit 23.2

The Board of Directors
Abigail Adams National Bancorp, Inc.

We consent to the use of our report included herein on Form S-4 and to the reference to our firm as experts in the Proxy Statement/Prospectus.



KPMG Peat Marwick LLP

Washington, D.C.
August 12, 1997